Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Quality Growth Fund Inc. (the “Fund”)

Supplement to the Prospectus and Summary Prospectus  dated September 30, 2017 for Class Y Shares

May 29, 2018

Effective immediately, with respect to the minimum initial investment amount pertaining to the purchase of the Fund’s Class Y shares, the Fund will permit investors that satisfy certain requirements to meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control as described below.  Accordingly, the following disclosure has been added to the Prospectus in the section under the heading “Purchase and Sale of Fund Shares” on page 5 of the Prospectus and Summary Prospectus and in the section under the heading “Minimum Investments Pertaining to the Fund” on page 12 of the Prospectus:

“These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser.  Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.”

In addition to the foregoing, the following disclosure has been added to the Prospectus and Summary Prospectus as the second paragraph under the heading “Distribution and Servicing of Shares - Distributor” on page 12 of the Prospectus:

“The Class Y Shares are not subject to any 12b-1 fee, sub-transfer agency fee or shareholder servicing plan fee. The Adviser, however, makes payments to certain financial intermediaries that maintain omnibus accounts in the Fund for the shareholder recordkeeping and servicing the financial intermediaries provide to their individual customers who are beneficial owners of the Fund via these omnibus accounts.  Such payments are made from the Adviser’s own resources.”

Please retain this Supplement for reference.